UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 25, 2004
                                                          --------------

                             DEL LABORATORIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                      1-5439
     -------------------------------                ------------------------
     (State or Other Jurisdiction of                (Commission File Number)
          Incorporation)

                                   13-1953103
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)


                    178 EAB PLAZA, UNIONDALE, NEW YORK 11556
          -------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

       99.1 - Press release issued by Del Laboratories, Inc. on March 25, 2004

ITEM 9. REGULATION FD DISCLOSURE

      On March 25, 2004, Del Laboratories, Inc. issued a press release announcing a trademark licensing agreement for the use of Elizabeth Arden and Red Door trademarks for salon nail care products. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      The information in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DEL LABORATORIES, INC.

      BY:  /S/ ENZO J. VIALARDI
      ----------------------------------------------------
      Enzo J. Vialardi
      Executive Vice President and Chief Financial Officer


      Date:  March 26, 2004





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                                INDEX TO EXHIBITS







EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------
     99.1 Press Release issued by Del Laboratories, Inc., dated March 25, 2004 announcing a trademark licensing agreement for the use of the Elizabeth Arden and Red Door trademarks for salon nail care products.










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